[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         SEPTEMBER 30, 2001

[graphic omitted]

                                                            MFS(R) MASSACHUSETTS
                                                       HIGH INCOME TAX FREE FUND

                                                                 MFS(R) NEW YORK
                                                       HIGH INCOME TAX FREE FUND

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

TRUSTEES                                           ASSISTANT TREASURERS
Marshall N. Cohan+ -- Private Investor             Mark E. Bradley*
                                                   Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ -- Chief of Cardiac        Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School       SECRETARY
                                                   Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ -- Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,  ASSISTANT SECRETARY
Colonial Insurance Company, Ltd.                   James R. Bordewick, Jr.*

Abby M. O'Neill+ -- Private Investor               CUSTODIAN
                                                   State Street Bank and Trust Company
Walter E. Robb, III+ -- Principal, Robb
Associates (corporate financial consultants);      INVESTOR INFORMATION
President, Benchmark Consulting Group, Inc.        For information on MFS mutual funds, call your
(office services)                                  investment professional or, for an information
                                                   kit, call toll free: 1-800-637-2929 any business
Arnold D. Scott* -- Senior Executive               day from 9 a.m. to 5 p.m. Eastern time (or leave
Vice President and Director,                       a message anytime).
MFS Investment Management
                                                   INVESTOR SERVICE
Jeffrey L. Shames* -- Chairman and Chief           MFS Service Center, Inc.
Executive Officer, MFS Investment Management       P.O. Box 2281
                                                   Boston, MA 02107-9906
J. Dale Sherratt+ -- President, Insight
Resources, Inc. (acquisition planning              For general information, call toll free:
specialists)                                       1-800-225-2606 any business day from 8 a.m. to
                                                   8 p.m. Eastern time.
Ward Smith+ -- Private Investor
                                                   For service to speech- or hearing-impaired
INVESTMENT ADVISER                                 individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company           business day from 9 a.m. to 5 p.m. Eastern time.
500 Boylston Street                                (To use this service, your phone must be
Boston, MA 02116-3741                              equipped with a Telecommunications Device for
                                                   the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                        For share prices, account balances, exchanges,
500 Boylston Street                                or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                              1-800-MFS-TALK (1-800-637-8255) anytime
                                                   from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                 WORLD WIDE WEB
                                                   www.mfs.com
PORTFOLIO MANAGER
Michael W. Roberge*

TREASURER
James O. Yost*

+Independent Trustee
*MFS Investment Management

--------------------------------------------------------------------------------
 MFS(R) PRIVACY POLICY

 At MFS(R), we are committed to protecting your privacy.

 On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

 Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

 We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

 We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

 We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

 Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

 If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

 (1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

Potential recovery pushed out
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

Encouraging signs amid a downturn
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

Government is doing its part
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

Investing in uncertain times
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom- up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Massachusetts High Income Tax Free Fund

Dear Shareholders,
For the six months ended September 30, 2001, the fund provided a total return of 4.17%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 3.48% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average Massachusetts municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.39%.

The fund seeks to provide high current income exempt from federal income tax and Massachusetts personal income tax. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Declining interest rates, spurred by aggressive rate cutting by the Federal Reserve Board (the Fed), were the main driver of strong fixed-income performance over the period. The Fed acted to prop up a weakening U.S. economy. From an annualized growth rate of about 5% in the first half of 2000, the gross domestic product sank to an anemic annualized growth rate of 0.2% in the second quarter of 2001. The events of September 11 shook an already weak equity market, and concern mounted that consumer confidence -- the one part of the economy that had so far held up surprisingly well -- would nose-dive. In response, the Fed in September lowered key short-term interest rates for the eighth time this year.

The fund outperformed the Lehman Index largely because the fund had more credit risk (more high-yield exposure) than the index, and high-yield bonds outperformed over the period. We believe municipal high-yield securities, which had underperformed last year, did well in 2001 for several reasons. As investors began to look through the downturn toward an eventual recovery, they had more confidence in riskier high-yield issues. In addition, declining interest rates made safer but lower-yielding bonds less attractive, increasing demand for high-yield bonds. A sharply declining equity market was a third factor, because it drove investors toward what they perceived as the relative safety of municipal issues.

Health care was the best-performing sector of the portfolio, and returns were helped by our relative overweighting in the sector as compared to our Lipper peer group. More than a year ago, we had established a strong health care weighting because our analysts felt the sector was approaching a bottom and was poised to move upward; over the period we witnessed what we felt was the beginning of a turnaround. We believe this was driven by the market's recognition of at least two positive developments: Congress had begun to restore health care funding it had cut some years earlier, and HMOs began to grant reimbursement rate increases to hospitals.

Another area that helped performance was investments in private secondary schools. Our research has identified schools that share several attractive characteristics: very good reputations; long histories; strong demand for admissions, indicated by long waiting lists; loyal alumni; and, perhaps most important, large endowments that may serve as a cushion in tough economic times. In our view, many of these schools have tended to be underrated by bond rating agencies, so their financial health is stronger than their ratings indicate.

     Respectfully,

 /s/ Michael W. Roberge

     Michael W. Roberge
     Portfolio Manager

MFS(R) New York High Income Tax Free Fund

Dear Shareholders,
For the six months ended September 30, 2001, the fund provided a total return of 3.39%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 3.48% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index). During the same period, the average New York municipal debt fund tracked by Lipper Inc. returned 2.90%.

The fund seeks to provide high current income exempt from federal income tax and New York state and city income taxes. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Declining interest rates, spurred by aggressive rate cutting by the Federal Reserve Board (the Fed), were the main driver of strong fixed-income performance over the period. The Fed acted to prop up a weakening U.S. economy. From an annualized growth rate of about 5% in the first half of 2000, the gross domestic product sank to an anemic annualized growth rate of 0.2% in the second quarter of 2001. The events of September 11 shook an already weak equity market, and concern mounted that consumer confidence -- the one part of the economy that had so far held up surprisingly well -- would nose-dive. In response, the Fed in September lowered key short-term interest rates for the eighth time this year.

The fund remained overweighted in higher-grade bonds. This was mainly because the small size of the fund has made it difficult to find suitable high-yield (lower-rated) issues, as we need to ensure that any particular high-yield issue is not an overly large weighting in the portfolio. Our underweighting in high-yield issues hurt performance to some extent, because high-yield bonds in general outperformed high-grade bonds over the period. However, relative performance was helped by the fact that we had very little exposure to the large number of bonds issued by major airports serving New York, as those bonds underperformed in the wake of the events of September 11. Still, it is not possible to predict with any certainty the short-term or long-term impact, if any, these events will have on the municipal obligations held by the fund and the ability of the issuers to make timely payments of principal and interest.

     Respectfully,

 /s/ Michael W. Roberge

     Michael W. Roberge
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts or the State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

CLASS A
                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +4.17%         +11.84%         +17.66%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --           +11.84%         + 7.81%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                     --           + 6.53%         + 5.41%
---------------------------------------------------------------------------------------------------------------
 *For the period from the commencement of the fund's investment operations, August 2, 1999, through September 30, 2001.
**Takes into account the maximum sales charge of 4.75%.

MFS NEW YORK HIGH INCOME TAX FREE FUND

CLASS A
                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +3.39%         +11.38%         +19.37%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --           +11.38%         + 8.53%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                     --           + 6.09%         + 6.12%
---------------------------------------------------------------------------------------------------------------
 *For the period from the commencement of the fund's investment operations, August 2, 1999, through September 30, 2001.
**Takes into account the maximum sales charge of 4.75%.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater than average risk.

As nondiversified portfolios, the portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset values. An investment in the portfolios is not a complete investment program.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in single states rather than diversifying among several, the portfolios are more susceptible to adverse economic, political or regulatory developments affecting that state than is a portfolio that invests more broadly.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolios.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2001

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

Municipal Bonds - 96.4%
----------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)         VALUE
----------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.2%
  Massachusetts Port Authority, 6s, 2015                                   $ 100    $  109,709
----------------------------------------------------------------------------------------------
General Obligation - General Purpose - 22.2%
  Boston, MA, 5.75s, 2019                                                  $ 200    $  212,370
  Chelmsford, MA, 6s, 2018#                                                  100       109,131
  Commonwealth of Massachusetts, 6.5s, 2008(+++)                             100       116,890
  Commonwealth of Massachusetts, 5.5s, 2010                                  100       110,611
  Commonwealth of Massachusetts, 6s, 2013                                     25        28,222
  Commonwealth of Massachusetts, 6s, 2015                                    200       230,290
  Commonwealth of Massachusetts, 5.75s, 2015                                  50        55,115
  Commonwealth of Massachusetts, FGIC, 7s, 2009                              100       120,640
  Commonwealth of Massachusetts, FGIC, 6.75s, 2011(+++)                      150       169,251
  Commonwealth of Massachusetts, RITES, 5.375s, 2009+(++)                    130       142,351
  Lawrence, MA, AMBAC, 5.5s, 2018                                            150       158,432
  Lowell, MA, FGIC, 5.75s, 2004                                              100       106,682
  Worcester, MA, FSA, 6s, 2016                                               400       450,856
                                                                                    ----------
                                                                                    $2,010,841
----------------------------------------------------------------------------------------------
General Obligations - Improvement - 22.7%
  Lawrence, MA, AMBAC, 9.75s, 2002                                         $ 450    $  465,160
  Massachusetts Bay Transportation Authority (General
    Transportation Systems), 6.2s, 2016                                      400       466,840
  Massachusetts Bay Transportation Authority, RITES,
    10.013s, 2016+(++)                                                       165       220,714
  Springfield, MA, Municipal Purpose Loan, FSA, 6.25s,
    2019                                                                     800       896,016
                                                                                    ----------
                                                                                    $2,048,730
----------------------------------------------------------------------------------------------
General Obligations - Schools - 1.3%
  Narragansett, MA, Regional School District, AMBAC, 6.5s,
    2016                                                                   $ 100    $  116,092
----------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 9.0%
  Massachusetts Development Finance Agency Rev.
    (Massachusetts Biomedical Research), 6.375s, 2016                      $  50    $   54,554
  Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                        20        20,019
  Massachusetts Health & Educational Facilities Authority
    Rev. (Children's Hospital), 6.125s, 2012                                 100       103,924
  Massachusetts Health & Educational Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                      100        91,238
  Massachusetts Health & Educational Facilities Authority
    Rev. (Milton Hospital), 5.5s, 2016                                       100        99,441
  Massachusetts Health & Educational Facilities Authority
    Rev. (New England Deaconess Hospital), 6.875s, 2022                      200       208,652
  Massachusetts Health & Educational Facilities Authority
    Rev. (North Adams Regional Hospital), 6.625s, 2018                        35        34,974
  Massachusetts Health & Educational Facilities Authority
    Rev. (Partners Healthcare System), 5.75s, 2021                           100       102,977
  Massachusetts Health & Educational Facilities Authority
    Rev. (South Shore Hospital), 5.625s, 2019                                 80        80,001
  Massachusetts Health & Educational Facilities Authority
    Rev. (University of Massachusetts), 6.5s, 2021                            20        20,692
                                                                                    ----------
                                                                                    $  816,472
----------------------------------------------------------------------------------------------
Human Services - 0.5%
  Massachusetts Health & Educational Facilities Authority
    Rev. (Learning Center for Deaf Children), 6.1s, 2019                   $  50    $   47,680
----------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 1.7%
  Massachusetts Port Authority (Delta Air Lines), AMBAC,
    5.5s, 2022                                                             $ 100    $  101,590
  Massachusetts Port Authority (US Airways), MBIA, 5s,
    2006                                                                      50        52,693
                                                                                    ----------
                                                                                    $  154,283
----------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.5%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029                     $ 125    $  138,311
----------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.1%
  Massachusetts Industrial Finance Agency Rev. (Welch
    Foods, Inc.), 5.6s, 2017                                               $ 100    $  100,059
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.2%
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                  $ 100    $  106,859
----------------------------------------------------------------------------------------------
Other - 0.6%
  Guam Economic Development Authority, 5s, 2022                            $  50    $   51,007
----------------------------------------------------------------------------------------------
Parking - 0.6%
  Rail Connections, Inc., Massachusetts Rev. (Route 128
    Parking Garage), 6s, 2012                                              $  50    $   58,027
----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.9%
  Route 3 North Transport Improvement Associates, Lease
    Rev., MBIA, 5.75s, 2017                                                $ 100    $  108,186
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                                             100       100,953
  Territory of Virgin Islands, Public Finance Authority,
    5.5s, 2022                                                                50        50,219
                                                                                    ----------
                                                                                    $  259,358
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev., 6.7s, 2014                                              $  25    $   26,467
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                                    75        71,196
                                                                                    ----------
                                                                                    $   97,663
----------------------------------------------------------------------------------------------
State and Local Appropriation - 1.3%
  Massachusetts Development Finance Agency Rev., Visual &
    Performing Arts Project, 6s, 2015                                      $ 100    $  113,854
----------------------------------------------------------------------------------------------
Student Loan Revenue - 0.8%
  Massachusetts Educational Financing Authority, AMBAC,
    5.3s, 2016                                                             $  75    $   75,422
----------------------------------------------------------------------------------------------
Turnpike Revenue - 0.4%
  Puerto Rico Municipal Finance Agency, RITES, FSA,
    9.722s, 2016+(++)                                                      $  30        38,244
----------------------------------------------------------------------------------------------
Universities - Colleges - 7.4%
  Massachusetts Development Finance Agency Rev. (Eastern
    Nazarene College), 5.625s, 2019                                        $  50    $   45,600
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020                         50        53,119
  Massachusetts Development Finance Agency Rev. (Smith
    College), 5.5s, 2017                                                     100       106,386
  Massachusetts Development Finance Agency Rev. (Suffolk
    University), 5.75s, 2019                                                 100       100,309
  Massachusetts Health & Educational Facilities Authority
    (Harvard University), RITES, 10.093s, 2020+(++)                           90       122,623
  Massachusetts Health & Educational Facilities Authority
    (Simmons College), AMBAC, 5.75s, 2015                                    100       110,490
  Massachusetts Health & Educational Facilities Authority
    (Wheellock College), MBIA, 5.5s, 2021                                    125       130,246
                                                                                    ----------
                                                                                    $  668,773
----------------------------------------------------------------------------------------------
Universities - Secondary Schools - 10.0%
  Massachusetts Development Finance Agency Rev. (Williston
    Northampton School), 6.5s, 2028                                        $ 300    $  299,625
  Massachusetts Industrial Finance Agency Rev. (Belmont
    Hill School), 5.625s, 2020                                               150       155,847
  Massachusetts Industrial Finance Agency Rev. (Concord
    Academy), 5.5s, 2027                                                     150       147,766
  Massachusetts Industrial Finance Agency Rev. (Dana Hall
    School), 5.9s, 2027                                                      150       150,537
  Massachusetts Industrial Finance Agency Rev. (Tabor
    Academy), 5.4s, 2018                                                     150       147,657
                                                                                    ----------
                                                                                    $  901,432
----------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 1.1%
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.125s, 2011                                        $  50    $   51,310
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.625s, 2016                                           50        50,832
                                                                                    ----------
                                                                                    $  102,142
----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.8%
  Massachusetts Water Pollution Abatement Trust, 5.75s,
    2016                                                                   $  25    $   27,325
  Massachusetts Water Pollution Abatement Trust, 5.75s,
    2017                                                                     125       135,757
  Massachusetts Water Resources Authority, FGIC, 6s, 2017                    200       224,142
  Massachusetts Water Resources Authority, RITES, FGIC,
    10.554s, 2019+(++)                                                       225       314,885
                                                                                    ----------
                                                                                    $  702,109
----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $8,280,718)                                 $8,717,067
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.6%                                                  321,028
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $9,038,095
----------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2001

MFS NEW YORK HIGH INCOME TAX FREE FUND

Municipal Bonds - 98.2%
----------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)       VALUE
----------------------------------------------------------------------------------------------
Airport and Port Revenue - 5.5%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagra International Airport), MBIA, 5.5s, 2009                           $ 20    $ 21,525
  Port Authority NY & NJ, Special Obligation (JFK
    International), MBIA, 6.25s, 2015                                           10      11,158
                                                                                      --------
                                                                                      $ 32,683
----------------------------------------------------------------------------------------------
General Obligation - General Purpose - 2.8%
  New York Thruway Authority Rev., Highway And Bridges,
    AMBAC, 5.75s, 2017                                                        $  5    $  5,392
  New York, NY, 6.125s, 2006(+++)                                                5       5,674
  New York, NY, 5.75s, 2014                                                      5       5,417
                                                                                      --------
                                                                                      $ 16,483
----------------------------------------------------------------------------------------------
General Obligations - Improvement - 8.7%
  Erie County, NY, Public Improvement, FGIC, 5.625s, 2012                     $ 15    $ 16,517
  Nassau County, NY, FSA, 5.25s, 2008                                           15      16,207
  Puerto Rico Municipal Finance Agency, RITES, FSA, 9.722s,
    2016+(++)                                                                   15      19,122
                                                                                      --------
                                                                                      $ 51,846
----------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 1.7%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017                $ 10    $ 10,089
----------------------------------------------------------------------------------------------
Other - 0.8%
  New York County Tobacco Trust, 5.625s, 2035                                 $  5    $  5,101
----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
  Nassau County, NY, AMBAC, 5.375s, 2016                                      $  5    $  5,230
  New York, NY, City Transitional Financial Authority Rev.,
    5.75s, 2017                                                                 15      16,000
                                                                                      --------
                                                                                      $ 21,230
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 4.4%
  Niagara County, NY, Industrial Development Agency (Solid
    Waste Disposal Rev.), 5.625s, 2024                                        $  5    $  5,144
  Rockland County, NY, Solid Waste Management Authority,
    4.8s, 2005                                                                  20      20,996
                                                                                      --------
                                                                                      $ 26,140
----------------------------------------------------------------------------------------------
State and Local Appropriation - 23.0%
  Metropolitan Transportation Authority, NY, FGIC, 5.875s, 2018               $ 20    $ 21,693
  New York Dormitory Authority Rev. (Mental Health
    Services), 6s, 2007                                                         25      27,728
  New York Dormitory Authority Rev. (Mental Health
    Services), MBIA, 5.75s, 2020                                                 5       5,272
  New York Dormitory Authority Rev. (Office Facilities -
    Audit & Control), MBIA, 5.25s, 2011                                         10      10,763
  New York Medical Care Facilities Financing Agency Rev.
    (Mental Health Services), 6.375s, 2004(+++)                                 20      22,444
  New York Urban Development Corp. Rev. (Correctional
    Facilities), FSA,
    5.25s, 2014                                                                 25      26,962
  Suffolk County, NY, Judical Facilities Rev. (John P
    Cohalan Complex), AMBAC, 5.5s, 2008                                         20      21,925
                                                                                      --------
                                                                                      $136,787
----------------------------------------------------------------------------------------------

State and Local Appropriation - Other - 21.3%
  New York Dormitory Authority Rev. (New York University),
    MBIA, 5.75s, 2013                                                         $ 20    $ 22,586
  New York Dormitory Authority Rev. (Pace University), MBIA,
    6s, 2019                                                                    10      11,083
  New York Dormitory Authority Rev. (Schools Program),
    6.25s, 2020                                                                 25      27,847
  New York Dormitory Authority Rev. (State University),
    AMBAC, 5.5s, 2009                                                           25      27,512
  New York Dormitory Authority Rev. (State University), 6s,
    2014                                                                        15      16,786
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                               10      10,410
  New York Dormitory Authority Rev. (Upstate Community
    College), FSA, 6s, 2018                                                     10      11,121
                                                                                      --------
                                                                                      $127,345
----------------------------------------------------------------------------------------------
Turnpike Revenue - 12.9%
  New York Thruway Authority Rev., Highway & Bridges, FGIC,
    5.75s, 2013                                                               $  5    $  5,499
  New York Thruway Authority Rev., Highway & Bridges, FSA,
    5.8s, 2018                                                                  20      21,650
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2006                          20      21,736
  Triborough Bridge & Tunnel Authority, NY, 5.75s, 2011                         25      28,074
                                                                                      --------
                                                                                      $ 76,959
----------------------------------------------------------------------------------------------
Universities - Colleges - 2.0%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006(+++)                                 $ 10    $ 11,929
----------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.2%
  Long Island Power Authority, Electric Systems Rev., FSA,
    5s, 2015                                                                  $ 10    $ 10,191
  Long Island Power Authority, Electric Systems Rev., 5s,
    2020                                                                         5       4,857
  Puerto Rico Electric Power Authority, RITES, FSA, 8.192s,
    2015+(++)                                                                   20      22,052
                                                                                      --------
                                                                                      $ 37,100
----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.4%
  New York City, NY, Municipal Water Authority, 5s, 2022                      $ 10    $  9,760
  New York Environmental Facilities Corp., Pollution Control
    Rev., 5.75s, 2012                                                           20      22,660
                                                                                      --------
                                                                                      $ 32,420
----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $545,532)                                     $586,112
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.8%                                                   10,678
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $596,790
----------------------------------------------------------------------------------------------
PORTFOLIO FOOTNOTES:
 (++) Inverse floating rate security.
(+++) Refunded bond.
    + Restricted security.
    # Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
                                               MASSACHUSETTS         NEW YORK
                                                 HIGH INCOME      HIGH INCOME
SEPTEMBER 30, 2001                             TAX FREE FUND    TAX FREE FUND
-----------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                               $8,280,718         $545,532
    Unrealized appreciation                          436,349           40,580
                                                  ----------         --------
      Total investments, at value                 $8,717,067         $586,112
  Cash                                                88,522            1,987
  Receivable for investments sold                     90,791          --
  Interest receivable                                144,765            8,692
                                                  ----------         --------
      Total assets                                $9,041,145         $596,791
                                                  ----------         --------
Liabilities:
  Distributions payable                                2,581         $      1
  Payable for daily variation margin
    on open futures contracts                            469             --
                                                  ----------         --------
      Total liabilities                                3,050         $      1
                                                  ----------         --------
Net assets                                        $9,038,095         $596,790
                                                  ==========         ========
Net assets consist of:
  Paid-in-capital                                 $8,611,380         $558,975
  Unrealized appreciation on investments             439,630           40,580
  Accumulated net realized loss on investments       (12,486)          (2,845)
  Accumulated undistributed (distributions
    in excess of) net investment income                 (429)              80
                                                  ----------         --------
      Total                                       $9,038,095         $596,790
                                                  ==========         ========
Shares of beneficial interest outstanding           865,056            55,799
                                                    =======            ======
  Net asset value per share
    (net assets / shares of beneficial
    interest outstanding)                           $10.45            $10.70
                                                    ======            ======
  Offering price per share (100 / 95.25 of
    net asset value per share)                      $10.97            $11.23
                                                    ======            ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                    MASSACHUSETTS                 NEW YORK
                                                                      HIGH INCOME              HIGH INCOME
SIX MONTHS ENDED SEPTEMBER 30, 2001                                 TAX FREE FUND            TAX FREE FUND
----------------------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $ 214,300                 $  14,660
                                                                       ---------                 ---------
  Expenses -
    Management fee                                                     $  16,493                 $   1,170
    Shareholder servicing agent fee                                        4,123                       292
    Administrative fee                                                       552                        40
    Custodian fee                                                          2,864                         3
    Printing                                                               3,918                       163
    Postage                                                                1,021                       286
    Auditing fees                                                          7,014                     7,013
    Legal fees                                                             7,779                     7,455
    Miscellaneous                                                            599                       533
                                                                       ---------                 ---------
      Total expenses                                                   $  44,363                 $  16,955
    Fees paid indirectly                                                  (1,673)                     (125)
    Reduction of expenses by investment adviser                          (42,690)                  (16,830)
                                                                       ---------                 ---------
      Net expenses                                                     $    --                   $    --
                                                                       ---------                 ---------
        Net investment income                                          $ 214,300                 $  14,660
                                                                       ---------                 ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $     840                 $     417
    Futures contracts                                                     (7,593)                     --
                                                                       ---------                 ---------
      Net realized gain (loss) on investments                          $  (6,753)                $     417
                                                                       ---------                 ---------
  Change in unrealized appreciation -
    Investments                                                        $ 123,577                 $   4,270
    Futures contracts                                                      3,281                      --
                                                                       ---------                 ---------
      Net unrealized gain on investments                               $ 126,858                 $   4,270
                                                                       ---------                 ---------
        Net realized and unrealized gain on investments                $ 120,105                 $   4,687
                                                                       ---------                 ---------
          Increase in net assets from operations                       $ 334,405                 $  19,347
                                                                       =========                 =========

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                              SEPTEMBER 30, 2001            MARCH 31, 2001
MASSACHUSETTS HIGH INCOME TAX FREE FUND                              (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $ 214,300                 $ 317,968
  Net realized gain (loss) on investments                                 (6,753)                   14,707
  Net unrealized gain on investments                                     126,858                   257,770
                                                                       ---------                 ---------
      Increase in net assets from operations                           $ 334,405                 $ 590,445
                                                                       ---------                 ---------

Distributions declared to shareholders -
  From net investment income                                           $(218,465)                $(316,286)
  From net realized gain on investments                                     --                     (16,442)
  In excess of net realized gain on investments                             --                      (6,043)
                                                                       ---------                 ---------
      Total distributions declared to shareholders                     $(218,465)                $(338,771)
                                                                       ---------                 ---------
Net increase in net assets from fund share transactions                $ 676,149                 $1,321,873
                                                                       ---------                 ---------
      Total increase in net assets                                     $ 792,089                 $1,573,547
Net assets:
  At beginning of period                                               8,246,006                 6,672,459
                                                                       ---------                 ---------
  At end of period                                                     $9,038,095                $8,246,006
                                                                       ---------                 ---------

Accumulated undistributed (distributions in excess of) net
  investment income included in net assets at end of period            $    (429)                $   3,736
                                                                       =========                 =========

See notes to financial statements.

Statements of Changes in Net Assets - continued
----------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                              SEPTEMBER 30, 2001            MARCH 31, 2001
NEW YORK HIGH INCOME TAX FREE FUND                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  14,660                 $  27,643
  Net realized gain (loss) on investments                                    417                      (104)
  Net unrealized gain on investments                                       4,270                    37,858
                                                                       ---------                 ---------
      Increase in net assets from operations                           $  19,347                 $  65,397
                                                                       ---------                 ---------
Distributions declared to shareholders from net investment income      $ (14,537)                $ (27,633)
                                                                       ---------                 ---------
Net increase in net assets from fund share transactions                $  14,532                 $  27,697
                                                                       ---------                 ---------
      Total increase in net assets                                     $  19,342                 $  65,461
Net assets:
  At beginning of period                                                 577,448                   511,987
                                                                       ---------                 ---------
  At end of period                                                     $ 596,790                 $ 577,448
                                                                       ---------                 ---------
Accumulated undistributed (distributions in excess) of net
  investment income included in net assets at end of period            $      80                 $     (43)
                                                                       =========                 =========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED              YEAR ENDED            PERIOD ENDED
                                                          SEPTEMBER 30, 2001          MARCH 31, 2001         MARCH 31, 2000*
MASSACHUSETTS HIGH INCOME TAX FREE FUND                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.30               $    9.81               $   10.00
                                                                   ---------               ---------               ---------
Income from investment operations#(S)(S) -
  Net investment income(S)                                         $    0.27               $    0.53               $    0.33
  Net realized and unrealized gain (loss) on investments                0.15                    0.55                   (0.20)
                                                                   ---------               ---------               ---------
      Total from investment operations                             $    0.42               $    1.08               $    0.13
                                                                   ---------               ---------               ---------

Less distributions declared to shareholders -
  From net investment income                                       $   (0.27)              $   (0.54)              $   (0.32)
  From net realized gain on investments                                 --                     (0.04)                   --
  In excess of net realized gain on investments                         --                     (0.01)                   --
                                                                   ---------               ---------               ---------
      Total distributions declared to shareholders                 $   (0.27)              $   (0.59)              $   (0.32)
                                                                   ---------               ---------               ---------
Net asset value - end of period                                    $   10.45               $   10.30               $    9.81
                                                                   =========               =========               =========
Total return(+)                                                         4.17%++                11.36%                   1.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.04%+                  0.03%                   0.03%+
  Net investment income(S)(S)                                           5.19%+                  5.45%                   5.27%+
Portfolio turnover                                                        14%                     55%                     65%
Net assets at end of period (000 Omitted)                          $   9,038               $   8,246               $   6,672

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

     Net investment income(S)(S)                                   $    0.21               $    0.42               $    0.16
     Ratios (to average net assets):
       Expenses##                                                       1.07%+                  1.16%                   2.60%+
       Net investment income(S)(S)                                      4.16%+                  4.32%                   2.70%+

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AIPCA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ending September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for the period prior to April 1, 2001, have not been restated to reflect the change in presentation.

     * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED              YEAR ENDED            PERIOD ENDED
                                                          SEPTEMBER 30, 2001          MARCH 31, 2001         MARCH 31, 2000*
NEW YORK HIGH INCOME TAX FREE FUND                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.61               $    9.90               $   10.00
                                                                   ---------               ---------               ---------
Income from investment operations#(S)(S) -
  Net investment income(S)                                         $    0.27               $    0.52               $    0.33
  Net realized and unrealized gain (loss) on investments                0.08                    0.71                   (0.10)
                                                                   ---------               ---------               ---------
      Total from investment operations                             $    0.35               $    1.23               $    0.23
                                                                   ---------               ---------               ---------
Less distributions declared to shareholders -
  From net investment income                                       $   (0.26)              $   (0.52)              $   (0.33)
  In excess of net investment income                                    --                      --                     (0.00)+++
                                                                   ---------               ---------               ---------
      Total distributions declared to shareholders                 $   (0.26)              $   (0.52)              $   (0.33)
                                                                   ---------               ---------               ---------
Net asset value - end of period                                    $   10.70               $   10.61               $    9.90
                                                                   =========               =========               =========
Total return(+)                                                         3.39%++                12.81%                   2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.04%+                  0.03%                   0.04%+
  Net investment income(S)(S)                                           5.04%+                  5.13%                   5.01%+
Portfolio turnover                                                         2%                     19%                     19%
Net assets at end of period (000 Omitted)                          $     597               $     577               $     512

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment loss(S)(S)                                     $   (0.04)              $   (0.07)              $   (0.10)
     Ratios (to average net assets):
       Expenses##                                                       5.82%+                  5.83%                   6.55%+
       Net investment loss(S)(S)                                       (0.74)%+                (0.67)%                 (1.50)%+

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AIPCA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for the periods prior to April 1, 2001, have not been restated to reflect the change in presentation.

     * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund are each non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At March 31, 2001, MFS New York High Income Tax Free Fund, for federal income tax purposes, had a capital loss carryforward of $3,365 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration:

                                                                      NEW YORK
                                                                   HIGH INCOME
EXPIRATION DATE                                                  TAX FREE FUND
------------------------------------------------------------------------------
March 31, 2008                                                          $  682
March 31, 2009                                                           2,683
                                                                        ------
    Total                                                               $3,365
                                                                        ======

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has also voluntarily agreed to pay each of the fund's operating expenses exclusive of management fees such that each fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from Massachusetts Financial Services (MFS). Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - Each fund has an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the six months ended September 30, 2001, on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the funds related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Payment of the distribution and service fees under the Class A distribution plan will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the six months ended September 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, were as follows:

                                        MASSACHUSETTS               NEW YORK
                                          HIGH INCOME            HIGH INCOME
                                        TAX FREE FUND          TAX FREE FUND
-----------------------------------------------------------------------------
Purchases                                  $2,027,696                $29,997
                                           ----------                -------
Sales                                      $1,136,686                $10,489
                                           ==========                =======

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                        MASSACHUSETTS               NEW YORK
                                          HIGH INCOME            HIGH INCOME
                                        TAX FREE FUND          TAX FREE FUND
-----------------------------------------------------------------------------
Aggregate cost                             $8,278,341               $545,532
                                           ----------               --------
Gross unrealized appreciation              $  445,311               $ 40,850
Gross unrealized depreciation                  (6,585)                  (270)
                                           ----------               --------
    Net unrealized appreciation            $  438,726               $ 40,580
                                           ==========               ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                   MASSACHUSETTS HIGH INCOME        NEW YORK HIGH INCOME
                                                         TAX FREE FUND                 TAX FREE FUND
                                                ------------------------------   -------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001                   SHARES            AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          344,338       $ 3,521,276          --         $  --
Shares issued to shareholders in reinvestment
  of distributions                                    18,862           194,851        1,368         14,532
Shares reacquired                                   (298,644)       (3,039,978)         --            --
                                                    --------       -----------        -----        -------
    Net increase                                      64,556       $   676,149        1,368        $14,532
                                                    ========       ===========        =====        =======

Class A shares
                                                   MASSACHUSETTS HIGH INCOME        NEW YORK HIGH INCOME
                                                         TAX FREE FUND                 TAX FREE FUND
                                                ------------------------------   -------------------------
YEAR ENDED MARCH 31, 2001                             SHARES            AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          520,223       $ 5,330,508          --         $  --
Shares issued to shareholders in reinvestment
  of distributions                                    31,222           311,177        2,720         27,697
Shares reacquired                                   (430,893)       (4,319,812)         --            --
                                                    --------       -----------        -----        -------
    Net increase                                     120,552       $ 1,321,873        2,720        $27,697
                                                    ========       ===========        =====        =======

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the funds for the six months ended September 30, 2001, was $51 and $1 for the MFS Massachusetts High Income Tax Free Fund and the MFS New York High Income Tax Free Fund, respectively. The funds had no borrowings during the six months.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment each fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

Futures Contracts

                                                                                                      UNREALIZED
DESCRIPTION                             EXPIRATION            CONTRACTS             POSITION        APPRECIATION
------------------------------------------------------------------------------------------------------------------
Municipal Bond Index Futures         December 2001                    3                Short              $3,281

At September 30, 2001, the MFS Massachusetts High Income Tax Free Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2001, the funds owned the following restricted securities, excluding securities issued under Rule 144A, constituting 9.3% and 6.9% of net assets for the MFS Massachusetts High Income Tax Free Fund and the MFS New York High Income Tax Free Fund, respectively, which may not be publicly sold without registration under the Securities Act of 1933. The funds do not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                               DATE OF        PRINCIPAL
FUND                      DESCRIPTION                                      ACQUISITION           AMOUNT          COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts             Commonwealth of Massachusetts, RITES,
High Income                 5.375s, 2009                                     8/30/2001         $130,000      $144,719      $142,351
Tax Free Fund             Massachusetts Bay Transportation Authority,
                            RITES, 10.013s, 2016                             4/19/2000          165,000       187,166       220,714
                          Massachusetts Health & Educational
                            Facilities Authority (Harvard
                            University), RITES, 10.093s, 2020                11/8/1999           90,000       102,690       122,623
                          Massachusetts Water Resources Authority,
                            RITES, FGIC, 10.554s, 2019                       3/16/2000          225,000       266,112       314,885
                          Puerto Rico Municipal Finance Agency,
                            RITES, FSA, 9.722s, 2016                          1/6/2000           30,000        31,186        38,244
                                                                                                                           --------
                                                                                                                           $838,817
                                                                                                                           ========
New York                  Puerto Rico Electric Power Authority,
High Income                 RITES, FSA, 8.192s, 2015                         9/23/1999         $ 20,000      $ 19,530      $ 22,052
Tax Free Fund             Puerto Rico Municipal Finance Agency,
                            RITES, FSA, 9.722s, 2016                         1/13/2000           15,000        15,567        19,122
                                                                                                                           --------
                                                                                                                           $ 41,174
                                                                                                                           ========

(9) Change in Accounting Principle
As required, effective April 1, 2001, the funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the funds did not accrete market discount on debt securities. Based on securities held by the fund on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following:

                                           MASSACHUSETTS              NEW YORK
                                             HIGH INCOME           HIGH INCOME
                                           TAX FREE FUND         TAX FREE FUND
------------------------------------------------------------------------------
Increase in cost of securities                    $1,687                  $104
                                                  ------                  ----
Decrease in net unrealized appreciation           $1,687                  $104
                                                  ------                  ----

The effect of this change for the six months ended September 30, 2001 was as follows:

                                           MASSACHUSETTS              NEW YORK
                                             HIGH INCOME           HIGH INCOME
                                           TAX FREE FUND         TAX FREE FUND
------------------------------------------------------------------------------
Increase net investment income                    $  955                  $ 35
                                                  ------                  ----
Decrease net unrealized appreciation              $  690                  $ 35
                                                  ------                  ----
Decrease net realized loss                        $  265                  $  0
                                                  ------                  ----

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              INC-3MST 11/01 800